UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 9, 2014
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4660 La Jolla Village Drive, Suite 1070, San Diego, California 92122
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

On December 9, 2014, La Jolla Pharmaceutical Company (“we,” “us,” “our” and the “Company”) entered into a Patent License Agreement, effective as of November 30, 2014, (the “License Agreement”) with The George Washington University (“GW”), under which GW exclusively licensed certain intellectual property rights, assigned to and controlled by GW, relating to the potential use of angiotensin II for the treatment of hypotension. The licensed intellectual property rights principally consist of three provisional patent applications filed in the United States, with worldwide rights to foreign filings on such application(s) (collectively, the “Patent Rights”). The Company is currently developing a proprietary formulation of angiotensin II (internally referred to as LJPC-501) for the treatment of catecholamine-resistant hypotension.

Under the License Agreement, the Company will pay a one-time license initiation fee of $250,000. In consideration for the continued use of the Patent Rights, the Company is required to pay a nominal annual license maintenance fee. Upon the achievement of certain milestones relating to clinical approvals and the issuance of patents within the Patent Rights, the Company will be required to pay milestone fees totaling up to $1,725,000 in the aggregate. Additionally, the Company will be required to pay royalties on products covered by the Patent Rights (a “Licensed Product”), with such royalty rates ranging from the low- to mid- single digits. Commencing one year after the first commercial sale of a Licensed Product, the Company will be required to pay escalating minimum annual royalty payments, up to the mid-six-figure range. Upon a sublicense of the Patent Rights to a third party, the Company will be required to pay a portion of the sublicense revenue to GW, in a declining amount over a three-year period from execution of the License Agreement. The Company will also be required to use commercially reasonable efforts to develop and commercialize one or more Licensed Products within certain pre-determined time periods set forth in the License Agreement.

ITEM 8.01    Other Events.

On December 9, 2014, the Company issued a press release announcing that it had entered into a License Agreement with GW. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	GW Press Release dated December 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date:	December 12, 2014	By:	/s/ George F. Tidmarsh
		Name:	George F. Tidmarsh, M.D., Ph.D.
		Title:	President and Chief Executive Officer